                       STOCK OPTION TERMINATION AGREEMENT

                  THIS STOCK OPTION TERMINATION AGREEMENT (the "Agreement") is effective as of this 28th day of March, 2000, by and among Mossimo, Inc., a Delaware corporation (the "Company"), Mossimo Giannulli ("Giannulli") and Edwin
H. Lewis ("Lewis"). The Company, Giannulli and Lewis are referred to herein individually, as a "Party" and collectively, as the "Parties".

                  WHEREAS, the Board of Directors of the Company (the "Board of Directors") adopted the Mossimo, Inc. Stock Option Plan for Edwin Lewis (the "Lewis Option Plan") (a copy of which is attached as Exhibit A hereto); and

                  WHEREAS, the Board of Directors granted to Lewis certain options (the "Lewis Options") to purchase shares of the Company's common stock ("Common Stock") under the Lewis Option Plan and pursuant to the Incentive Stock Option Agreement, the Nonqualified Stock Option Agreement, the Performance Incentive Stock Option Agreement and the Nonqualified Performance Stock Option Agreement, each by and between the Company and Lewis and dated as of November 30, 1998 (collectively, the "Lewis Option Agreements") (copies of which are attached hereto as Exhibit B hereto); and

                  WHEREAS, Lewis' employment with the Company terminated effective as of March 28, 2000; and

                  WHEREAS, concurrently with the execution of this Agreement, the parties are entering into that certain Separation and Release Agreement dated as of March 28, 2000; and

                  WHEREAS, the Board of Directors has resolved to terminate the Lewis Option Plan, subject to the consent and agreement of Lewis; and

                  WHEREAS, the Board of Directors has further resolved to terminate and cancel the Lewis Options, subject to the consent and agreement of Lewis; and

                  WHEREAS, the Parties desire to terminate and cancel the Lewis Option Plan and the Lewis Options under the terms and conditions set forth in this Agreement.

                  NOW THEREFORE, in consideration of the foregoing recitals and the mutual representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

                  1. TERMINATION OF THE LEWIS OPTION PLAN. Lewis hereby consents and agrees to the termination of the Lewis Option Plan, and Lewis hereby waives any and all rights, title and interest in or under the Lewis Option Plan. The Lewis Option Plan, and any and all rights or obligations of the Parties thereunder, are hereby terminated and the Lewis Option Plan shall be null and void and of no further force or effect.

                  2. TERMINATION AND CANCELLATION OF THE LEWIS OPTIONS. Lewis and the Company hereby mutually consent and agree to terminate and cancel the Lewis Options, and Lewis hereby waives any and all rights, title and interest in or to the Lewis Options or any Common Stock purportedly purchasable upon exercise of the Lewis Options. The Lewis Options, and any and all rights or obligations of the Parties thereunder, are hereby terminated and cancelled and the Lewis Options and the Lewis Option Agreements shall be null and void and of no further force of effect.

                  3. ADVICE OF COUNSEL. Each Party represents and warrants that such Party has read this Agreement, has had adequate time to consider this Agreement, and has consulted with an attorney prior to executing this Agreement. Each Party acknowledges that such Party understands the meaning and effect of this Agreement and has executed this Agreement knowingly, voluntarily and with the intent of being bound by this Agreement.

                  4. SEVERABILITY. If any provision of this Agreement shall be found invalid or unenforceable in whole or in part, then such provisions shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable or shall be deemed excised from this Agreement as such circumstances may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law as if such provision had been originally incorporated herein as so modified or restricted or as if such provision had not been originally incorporated herein, as the case may be.

                  5. AMENDMENT AND MODIFICATION. This Agreement may be amended, modified, and supplemented only by a written document executed by the Parties which specifically states that it is an amendment, modification or supplement to this Agreement.

                  6. ARBITRATION AND WAIVER OF JURY TRIAL. Except for claims for emergency equitable or injunctive relief which cannot be timely addressed through arbitration, the Parties hereby agree to submit any claim or dispute arising out of the terms of this Agreement, to private and confidential arbitration by a single neutral arbitrator through JAMS/Endispute. Subject to the terms of this Section 6, the arbitration proceedings shall be governed by the then current JAMS/Endispute rules governing employment. The decision of the arbitrator shall be final and binding on all Parties, and judgment thereon may be entered in any court having jurisdiction. The Parties shall share equally the arbitrator's fee and all costs of services provided by the arbitrator and arbitration organization; however, all costs of the arbitration proceeding or litigation to enforce this Agreement, including attorneys' fees and witness expenses, shall be paid as the arbitrator or court awards in accordance with applicable law. Except for claims for emergency equitable or injunctive relief which cannot be timely addressed through arbitration, this arbitration procedure is intended to be the exclusive method of resolving any claim relating to the obligations set forth in this Agreement. The Parties, by entering into this Agreement, waive their right, if any, to a jury trial with respect to any claim subject to this Section 6.

                  7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

Notwithstanding the foregoing, neither this Agreement nor any rights hereunder may be assigned by any Party without the prior written consent of the other Parties.

                  8. ENTIRE AGREEMENT. Each Party represents and warrants that no promise or inducement has been offered or made except as set forth herein and the consideration stated herein is the sole consideration for this Agreement and that this is the entire agreement of the Parties as to the subject hereof, superseding all previous agreements between or among the Parties or any of them; provided, however, that this Agreement shall not supersede: (i) the Separation Agreement and Release among the Parties dated as of March 28, 2000 or
(ii) the Indemnification Agreement between the Company and Lewis dated as of March 28, 2000.

                  9. GOVERNING LAW. The Parties agree that this Agreement shall be construed and enforced in accordance with the laws of the State of California.

                  10. CONSTRUCTION. This Agreement shall be construed without regard to the Party or Parties responsible for its preparation, and it shall be deemed to have been prepared jointly by the Parties. Any ambiguity or uncertainty arising herein shall not be interpreted or construed against any Party hereto.

                  11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

                  12. EFFECTIVENESS. This Agreement shall only become effective upon the execution and delivery by each of the parties hereto of that certain Separation and Release Agreement dated as of March 28, 2000.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the date first written above.

EDWIN H. LEWIS

/s/ EDWIN H. LEWIS
-----------------------------

Date: April 14, 2000
      ------------------------

MOSSIMO GIANNULLI

/s/ MOSSIMO GIANNULLI
-----------------------------

Date: April 14, 2000
      ------------------------

MOSSIMO, INC.

/s/ THORA THORODDSEN
-----------------------------
By: THORA THORODDSEN
    ------------------------

Title: Sr. Vice President of Operations
       --------------------------------
Date:  April 14, 2000
       ------------------------


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


                                    EXHIBIT A



     The Mossimo, Inc. Stock Option Plan for Edwin Lewis was previously filed as Exhibit 10.1 to Mossimo, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 8, 1998.

                                    EXHIBIT B



     The Nonqualified Stock Option Agreement, the Incentive Stock Option Agreement, the Nonqualified Performance Stock Option Agreement and the Performance Incentive Stock Option Agreement were previously filed as Exhibits 10.2, 10.3, 10.4 and 10.5, to Mossimo, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 8, 1998.















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